Derivatives	12 Months Ended
Dec. 31, 2016
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives

Note 16: Derivatives
We use derivatives to manage exposure to market risk, including interest rate risk, credit risk and foreign currency risk, and to assist customers with their risk management objectives. We designate certain derivatives as hedging instruments in a qualifying hedge accounting relationship (fair value or cash flow hedge). Our remaining derivatives consist of economic hedges that do not qualify for hedge accounting and derivatives held for customer accommodation trading or other purposes.
Our asset/liability management approach to interest rate, foreign currency and certain other risks includes the use of derivatives. Such derivatives are typically designated as fair value or cash flow hedges, or economic hedges. We use derivatives to help minimize significant, unplanned fluctuations in earnings, fair values of assets and liabilities, and cash flows caused by interest rate, foreign currency and other market risk volatility. This approach involves modifying the repricing characteristics of certain assets and liabilities so that changes in interest rates, foreign currency and other exposures, which may cause the hedged assets and liabilities to gain or lose fair value, do not have a significantly adverse effect on the net interest margin, cash flows and earnings. In a fair value or economic hedge, the effect of change in fair value will generally be offset by the unrealized gain or loss on the derivatives linked to the hedged assets and liabilities. In a cash flow hedge, where we manage the variability of cash payments due to interest rate fluctuations by the effective use of derivatives linked to hedged assets and liabilities, the hedged asset or liability is not adjusted and the unrealized gain or loss on the derivative is generally reflected in other comprehensive income and not in earnings.
We also offer various derivatives, including interest rate, commodity, equity, credit and foreign exchange contracts, as an accommodation to our customers as part of our trading businesses. These derivative transactions, which involve us engaging in market-making activities or acting as an intermediary, are conducted in an effort to help customers manage their market risks. We usually offset our exposure from such derivatives by entering into other financial contracts, such as separate derivative or security transactions. These customer accommodations and any offsetting derivatives are treated as customer accommodation trading and other derivatives in our disclosures. Additionally, embedded derivatives that are required to be accounted for separately from their host contracts are included in the customer accommodation trading and other derivatives disclosures as applicable.
Table 16.1 presents the total notional or contractual amounts and fair values for our derivatives. Derivative transactions can be measured in terms of the notional amount, but this amount is not recorded on the balance sheet and is not, when viewed in isolation, a meaningful measure of the risk profile of the instruments. The notional amount is generally not exchanged, but is used only as the basis on which interest and other payments are determined.
Table 16.1: Notional or Contractual Amounts and Fair Values of Derivatives

	December 31, 2016			December 31, 2015
	Notional or	Fair value		Notional or	Fair value
	contractual	Asset	Liability	contractual	Asset	Liability
(in millions)	amount	derivatives	derivatives	amount	derivatives	derivatives
Derivatives designated as hedging instruments
Interest rate contracts (1)	$235,222	6,587	2,710	191,684	7,477	2,253
Foreign exchange contracts (1)	25,861	673	2,779	25,115	378	2,494
Total derivatives designated as
qualifying hedging instruments		7,260	5,489		7,855	4,747
Derivatives not designated as hedging instruments
Economic hedges:
Interest rate contracts (2)	228,051	1,098	1,441	211,375	195	315
Equity contracts	7,964	545	83	7,427	531	47
Foreign exchange contracts	20,435	626	165	16,407	321	100
Credit contracts - protection purchased	482	102	—	—	—	—
Subtotal		2,371	1,689		1,047	462
Customer accommodation trading and
other derivatives:
Interest rate contracts	6,018,370	57,583	61,058	4,685,898	55,053	55,409
Commodity contracts	65,532	3,057	2,551	47,571	4,659	5,519
Equity contracts	151,675	4,813	6,029	139,956	7,068	4,761
Foreign exchange contracts	318,999	9,595	9,798	295,962	8,248	8,339
Credit contracts - protection sold	10,483	85	389	10,544	83	541
Credit contracts - protection purchased	19,964	365	138	18,018	567	88
Other contracts	961	—	47	1,041	—	58
Subtotal		75,498	80,010		75,678	74,715
Total derivatives not designated as hedging instruments		77,869	81,699		76,725	75,177
Total derivatives before netting		85,129	87,188		84,580	79,924
Netting (3)		(70,631)	(72,696)		(66,924)	(66,004)
Total		$14,498	14,492		17,656	13,920

(1)
Notional amounts presented exclude $1.9 billion of interest rate contracts at both December 31, 2016 and 2015, for certain derivatives that are combined for designation as a hedge on a single instrument. The notional amount for foreign exchange contracts at December 31, 2016 and 2015, excludes $9.6 billion and $7.8 billion, respectively for certain derivatives that are combined for designation as a hedge on a single instrument.

(2)	Includes economic hedge derivatives used to hedge the risk of changes in the fair value of residential MSRs, MHFS, loans, derivative loan commitments and other interests held.

(3)
Represents balance sheet netting of derivative asset and liability balances, related cash collateral and portfolio level counterparty valuation adjustments. See the next table in this Note for further information.

Table 16.2 provides information on the gross fair values of derivative assets and liabilities, the balance sheet netting adjustments and the resulting net fair value amount recorded on our balance sheet, as well as the non-cash collateral associated with such arrangements. We execute substantially all of our derivative transactions under master netting arrangements and reflect all derivative balances and related cash collateral subject to enforceable master netting arrangements on a net basis within the balance sheet. The “Gross amounts recognized” column in the following table includes $74.4 billion and $78.4 billion of gross derivative assets and liabilities, respectively, at December 31, 2016, and $69.9 billion and $74.0 billion, respectively, at December 31, 2015, with counterparties subject to enforceable master netting arrangements that are carried on the balance sheet net of offsetting amounts. The remaining gross derivative assets and liabilities of $10.7 billion and $8.7 billion, respectively, at December 31, 2016 and $14.6 billion and $5.9 billion, respectively, at December 31, 2015, include those with counterparties subject to master netting arrangements for which we have not assessed the enforceability because they are with counterparties where we do not currently have positions to offset, those subject to master netting arrangements where we have not been able to confirm the enforceability and those not subject to master netting arrangements. As such, we do not net derivative balances or collateral within the balance sheet for these counterparties.
We determine the balance sheet netting adjustments based on the terms specified within each master netting arrangement. We disclose the balance sheet netting amounts within the column titled “Gross amounts offset in consolidated balance sheet.” Balance sheet netting adjustments are determined at the counterparty level for which there may be multiple contract types. For disclosure purposes, we allocate these netting adjustments to the contract type for each counterparty proportionally based upon the “Gross amounts recognized” by counterparty. As a result, the net amounts disclosed by contract type may not represent the actual exposure upon settlement of the contracts.
We do not net non-cash collateral that we receive and pledge on the balance sheet. For disclosure purposes, we present the fair value of this non-cash collateral in the column titled “Gross amounts not offset in consolidated balance sheet (Disclosure-only netting)” within the table. We determine and allocate the Disclosure-only netting amounts in the same manner as balance sheet netting amounts.
The “Net amounts” column within the following table represents the aggregate of our net exposure to each counterparty after considering the balance sheet and Disclosure-only netting adjustments. We manage derivative exposure by monitoring the credit risk associated with each counterparty using counterparty specific credit risk limits, using master netting arrangements and obtaining collateral. Derivative contracts executed in over-the-counter markets include bilateral contractual arrangements that are not cleared through a central clearing organization but are typically subject to master netting arrangements. The percentage of our bilateral derivative transactions outstanding at period end in such markets, based on gross fair value, is provided within the following table. Other derivative contracts executed in over-the-counter or exchange-traded markets are settled through a central clearing organization and are excluded from this percentage. In addition to the netting amounts included in the table, we also have balance sheet netting related to resale and repurchase agreements that are disclosed within Note 14 (Guarantees, Pledged Assets and Collateral).

Table 16.2: Gross Fair Values of Derivative Assets and Liabilities

(in millions)	Gross amounts recognized	Gross amounts offset in consolidated balance sheet (1)	Net amounts in consolidated balance sheet	Gross amounts not offset in consolidated balance sheet (Disclosure-only netting) (2)	Net amounts	Percent exchanged in over-the-counter market (3)
December 31, 2016
Derivative assets
Interest rate contracts	$65,268	(59,880)	5,388	(987)	4,401	34%
Commodity contracts	3,057	(707)	2,350	(30)	2,320	74
Equity contracts	5,358	(3,018)	2,340	(365)	1,975	75
Foreign exchange contracts	10,894	(6,663)	4,231	(362)	3,869	97
Credit contracts-protection sold	85	(48)	37	—	37	61
Credit contracts-protection purchased	467	(315)	152	(1)	151	98
Total derivative assets	$85,129	(70,631)	14,498	(1,745)	12,753
Derivative liabilities
Interest rate contracts	$65,209	(58,956)	6,253	(3,129)	3,124	30%
Commodity contracts	2,551	(402)	2,149	(37)	2,112	38
Equity contracts	6,112	(2,433)	3,679	(331)	3,348	85
Foreign exchange contracts	12,742	(10,572)	2,170	(251)	1,919	100
Credit contracts-protection sold	389	(295)	94	(44)	50	98
Credit contracts-protection purchased	138	(38)	100	(2)	98	50
Other contracts	47	—	47	—	47	100
Total derivative liabilities	$87,188	(72,696)	14,492	(3,794)	10,698
December 31, 2015
Derivative assets
Interest rate contracts	$62,725	(56,612)	6,113	(749)	5,364	39%
Commodity contracts	4,659	(998)	3,661	(76)	3,585	35
Equity contracts	7,599	(2,625)	4,974	(471)	4,503	51
Foreign exchange contracts	8,947	(6,141)	2,806	(34)	2,772	98
Credit contracts-protection sold	83	(79)	4	—	4	76
Credit contracts-protection purchased	567	(469)	98	(2)	96	100
Total derivative assets	$84,580	(66,924)	17,656	(1,332)	16,324
Derivative liabilities
Interest rate contracts	$57,977	(53,259)	4,718	(3,543)	1,175	35%
Commodity contracts	5,519	(1,052)	4,467	(40)	4,427	84
Equity contracts	4,808	(2,241)	2,567	(154)	2,413	85
Foreign exchange contracts	10,933	(8,968)	1,965	(634)	1,331	100
Credit contracts-protection sold	541	(434)	107	(107)	—	100
Credit contracts-protection purchased	88	(50)	38	(6)	32	70
Other contracts	58	—	58	—	58	100
Total derivative liabilities	$79,924	(66,004)	13,920	(4,484)	9,436

(1)
Represents amounts with counterparties subject to enforceable master netting arrangements that have been offset in the consolidated balance sheet, including related cash collateral and portfolio level counterparty valuation adjustments. Counterparty valuation adjustments were $348 million and $375 million related to derivative assets and $114 million and $81 million related to derivative liabilities as of December 31, 2016 and 2015, respectively. Cash collateral totaled $4.8 billion and $7.1 billion, netted against derivative assets and liabilities, respectively, at December 31, 2016, and $5.3 billion and $4.7 billion, respectively, at December 31, 2015.

(2)
Represents the fair value of non-cash collateral pledged and received against derivative assets and liabilities with the same counterparty that are subject to enforceable master netting arrangements. U.S. GAAP does not permit netting of such non-cash collateral balances in the consolidated balance sheet but requires disclosure of these amounts.

(3)
Represents derivatives executed in over-the-counter markets not settled through a central clearing organization. Over-the-counter percentages are calculated based on Gross amounts recognized as of the respective balance sheet date. The remaining percentage represents derivatives settled through a central clearing organization, which are executed in either over-the-counter or exchange-traded markets.

Fair Value Hedges
We use interest rate swaps to convert certain of our fixed-rate long-term debt to floating rates to hedge our exposure to interest rate risk. We also enter into cross-currency swaps, cross-currency interest rate swaps and forward contracts to hedge our exposure to foreign currency risk and interest rate risk associated with the issuance of non-U.S. dollar denominated long-term debt. In addition, we use interest rate swaps, cross-currency swaps, cross-currency interest rate swaps and forward contracts to hedge against changes in fair value of certain investments in available-for-sale debt securities due to changes in interest rates, foreign currency rates, or both. We also use interest rate swaps to hedge against changes in fair value for certain mortgages held for sale.
Table 16.3 shows the net gains (losses) recognized in the income statement related to derivatives in fair value hedging relationships.

Table 16.3: Derivatives in Fair Value Hedging Relationships

	Interest rate contracts hedging:			Foreign exchange contracts hedging:		Total net gains (losses) on fair value hedges
(in millions)	Available-for-sale securities	Mortgages held for sale	Long-term debt	Available-for-sale securities	Long-term debt
Year ended December 31, 2016
Net interest income (expense) recognized on derivatives (1)	$(582)	(6)	1,892	9	31	1,344
Gains (losses) recorded in noninterest income
Recognized on derivatives	(418)	(11)	(1,746)	265	(539)	(2,449)
Recognized on hedged item	443	7	1,707	(271)	557	2,443
Net recognized on fair value hedges (ineffective portion)	$25	(4)	(39)	(6)	18	(6)
Year ended December 31, 2015
Net interest income (expense) recognized on derivatives (1)	$(782)	(13)	1,955	—	182	1,342
Gains (losses) recorded in noninterest income
Recognized on derivatives	(18)	(9)	327	253	(2,370)	(1,817)
Recognized on hedged item	7	(4)	(251)	(247)	2,390	1,895
Net recognized on fair value hedges (ineffective portion)	$(11)	(13)	76	6	20	78
Year ended December 31, 2014
Net interest income (expense) recognized on derivatives (1)	$(722)	(15)	1,843	(10)	308	1,404
Gains (losses) recorded in noninterest income
Recognized on derivatives	(1,943)	(49)	3,623	391	(1,418)	604
Recognized on hedged item	1,911	32	(3,143)	(388)	1,490	(98)
Net recognized on fair value hedges (ineffective portion)	$(32)	(17)	480	3	72	506

(1)
Includes $(13) million, $(7) million and $(1) million for years ended December 31, 2016, 2015, and 2014, respectively, of the time value component recognized as net interest income (expense) on forward derivatives hedging foreign currency that were excluded from the assessment of hedge effectiveness.

Cash Flow Hedges
We use interest rate swaps to hedge the variability in interest payments received on certain floating-rate commercial loans and paid on certain floating-rate debt due to changes in the benchmark interest rate.
Based upon current interest rates, we estimate that $644 million (pre tax) of deferred net gains on derivatives in OCI at December 31, 2016, will be reclassified into net interest income during the next twelve months. Future changes to interest rates may significantly change actual amounts reclassified to earnings. We are hedging our exposure to the variability of future cash flows for all forecasted transactions for a maximum of 6 years.
Table 16.4 shows the net gains (losses) recognized related to derivatives in cash flow hedging relationships.

Table 16.4: Derivatives in Cash Flow Hedging Relationships

	Year ended December 31,
(in millions)	2016	2015	2014
Unrealized gains (losses) (pre tax) recognized in OCI	$177	1,549	952
Realized gains (losses) (pre tax) reclassified from cumulative OCI into net income (1)	1,029	1,089	545
Gains (losses) (pre tax) recognized in noninterest income for hedge ineffectiveness (2)	(1)	1	2

(1)	See Note 23 (Other Comprehensive Income) for detail on components of net income.

(2)	None of the change in value of the derivatives was excluded from the assessment of hedge effectiveness.
Derivatives Not Designated as Hedging Instruments
We use economic hedge derivatives to hedge the risk of changes in the fair value of certain residential MHFS, certain loans held for investment, residential MSRs measured at fair value, derivative loan commitments and other interests held. We also use economic hedge derivatives to mitigate the periodic earnings volatility caused by ineffectiveness recognized on our fair value accounting hedges. The resulting gain or loss on these economic hedge derivatives is reflected in mortgage banking noninterest income, net gains (losses) from equity investments and other noninterest income.
The derivatives used to hedge MSRs measured at fair value, which include swaps, swaptions, constant maturity mortgages, forwards, Eurodollar and Treasury futures and options contracts, resulted in net derivative gains of $261 million in 2016, net derivative gains of $671 million in 2015 and net derivative gains of $3.5 billion in 2014, which are included in mortgage banking noninterest income. The aggregate fair value of these derivatives was a net liability of $617 million at December 31, 2016 and a net liability of $3 million at December 31, 2015. The change in fair value of these derivatives for each period end is due to changes in the underlying market indices and interest rates as well as the purchase and sale of derivative financial instruments throughout the period as part of our dynamic MSR risk management process.
Interest rate lock commitments for mortgage loans that we intend to sell are considered derivatives. Our interest rate exposure on these derivative loan commitments, as well as residential MHFS, is hedged with economic hedge derivatives such as swaps, forwards and options, Eurodollar futures and options, and Treasury futures, forwards and options contracts. The derivative loan commitments, economic hedge derivatives and residential MHFS are carried at fair value with changes in fair value included in mortgage banking noninterest income. For the fair value measurement of interest rate lock commitments we include, at inception and during the life of the loan commitment, the expected net future cash flows related to the associated servicing of the loan. Fair value changes subsequent to inception are based on changes in fair value of the underlying loan resulting from the exercise of the commitment and changes in the probability that the loan will not fund within the terms of the commitment (referred to as a fall-out factor). The value of the underlying loan is affected by changes in interest rates and the passage of time. However, changes in investor demand can also cause changes in the value of the underlying loan value that cannot be hedged. The aggregate fair value of derivative loan commitments on the balance sheet was a net liability of $6 million and a net asset of $56 million at December 31, 2016 and 2015, respectively, and is included in the caption “Interest rate contracts” under “Customer accommodation trading and other derivatives” in Table 16.1.
We also enter into various derivatives as an accommodation to our customers as part of our trading businesses. These derivatives are not linked to specific assets and liabilities on the balance sheet or to forecasted transactions in an accounting hedge relationship and, therefore, do not qualify for hedge accounting. We also enter into derivatives for risk management that do not otherwise qualify for hedge accounting. They are carried at fair value with changes in fair value recorded in noninterest income.
Customer accommodation trading and other derivatives also include embedded derivatives that are required to be accounted for separately from their host contract. We periodically issue hybrid long-term notes and CDs where the performance of the hybrid instrument notes is linked to an equity, commodity or currency index, or basket of such indices. These notes contain explicit terms that affect some or all of the cash flows or the value of the note in a manner similar to a derivative instrument and therefore are considered to contain an “embedded” derivative instrument. The indices on which the performance of the hybrid instrument is calculated are not clearly and closely related to the host debt instrument. The “embedded” derivative is separated from the host contract and accounted for as a derivative. Additionally, we may invest in hybrid instruments that contain embedded derivatives, such as credit derivatives, that are not clearly and closely related to the host contract. In such instances, we either elect fair value option for the hybrid instrument or separate the embedded derivative from the host contract and account for the host contract and derivative separately.
Table 16.5 shows the net gains recognized in the income statement related to derivatives not designated as hedging instruments.

Table 16.5: Derivatives Not Designated as Hedging Instruments

	Year ended December 31,
(in millions)	2016	2015	2014
Net gains (losses) recognized on economic hedge derivatives:
Interest rate contracts
Recognized in noninterest income:
Mortgage banking (1)	$1,029	723	1,759
Other (2)	(51)	(42)	(230)
Equity contracts (3)	114	(393)	(469)
Foreign exchange contracts (2)	954	496	758
Credit contracts (2)	21	—	(1)
Subtotal (4)	2,067	784	1,817
Net gains (losses) recognized on customer accommodation trading and other derivatives:
Interest rate contracts
Recognized in noninterest income:
Mortgage banking (5)	818	941	1,350
Other (6)	255	265	(855)
Commodity contracts (6)	216	88	77
Equity contracts (6)	(1,643)	563	(719)
Foreign exchange contracts (6)	1,077	812	593
Credit contracts (6)	(105)	44	7
Other (6)	11	(15)	(39)
Subtotal	629	2,698	414
Net gains recognized related to derivatives not designated as hedging instruments	$2,696	3,482	2,231

(1)
Reflected in mortgage banking noninterest income including gains (losses) on the derivatives used as economic hedges of MSRs measured at fair value, interest rate lock commitments and mortgages held for sale.

(2)	Included in other noninterest income.

(3)	Included in net gains (losses) from equity investments and other noninterest income.

(4)	Includes hedging losses of $(8) million, $(24) million, and $(175) million for the years ended December 31, 2016, 2015, and 2014, respectively, which partially offset hedge accounting ineffectiveness.

(5)	Reflected in mortgage banking noninterest income including gains (losses) on interest rate lock commitments and net gains from trading activities in noninterest income.

(6)	Included in net gains from trading activities in noninterest income.

Credit Derivatives
Credit derivative contracts are arrangements whose value is derived from the transfer of credit risk of a reference asset or entity from one party (the purchaser of credit protection) to another party (the seller of credit protection). We use credit derivatives to assist customers with their risk management objectives. We may also use credit derivatives in structured product transactions or liquidity agreements written to special purpose vehicles. The maximum exposure of sold credit derivatives is managed through posted collateral, purchased credit derivatives and similar products in order to achieve our desired credit risk profile. This credit risk management provides an ability to recover a significant portion of any amounts that would be paid under the sold credit derivatives. We would be required to perform under the sold credit derivatives in the event of default by the referenced obligors. Events of default include events such as bankruptcy, capital restructuring or lack of principal and/or interest payment. In certain cases, other triggers may exist, such as the credit downgrade of the referenced obligors or the inability of the special purpose vehicle for which we have provided liquidity to obtain funding.
Table 16.6 provides details of sold and purchased credit derivatives.

Table 16.6: Sold and Purchased Credit Derivatives

		Notional amount
(in millions)	Fair value liability	Protection sold (A)	Protection sold - non-investment grade	Protection purchased with identical underlyings (B)	Net protection sold (A)-(B)	Other protection purchased	Range of maturities
December 31, 2016
Credit default swaps on:
Corporate bonds	$22	4,324	1,704	3,060	1,264	1,804	2017 - 2026
Structured products	193	405	333	295	110	79	2020 - 2047
Credit protection on:
Default swap index	—	1,515	257	139	1,376	3,668	2017 - 2021
Commercial mortgage-backed securities index	156	627	—	584	43	71	2047 - 2058
Asset-backed securities index	17	45	—	40	5	187	2045 - 2046
Other	1	3,567	3,568	—	3,567	10,519	2017 - 2047
Total credit derivatives	$389	10,483	5,862	4,118	6,365	16,328
December 31, 2015
Credit default swaps on:
Corporate bonds	$44	4,838	1,745	3,602	1,236	2,272	2016 - 2025
Structured products	275	598	463	395	203	142	2017 - 2047
Credit protection on:
Default swap index	—	1,727	370	1,717	10	960	2016 - 2020
Commercial mortgage-backed securities index	203	822	—	766	56	316	2047 - 2057
Asset-backed securities index	18	47	—	1	46	71	2045 - 2046
Other	1	2,512	2,512	—	2,512	7,776	2016 - 2025
Total credit derivatives	$541	10,544	5,090	6,481	4,063	11,537

Protection sold represents the estimated maximum exposure to loss that would be incurred under an assumed hypothetical circumstance, where the value of our interests and any associated collateral declines to zero, without any consideration of recovery or offset from any economic hedges. We believe this hypothetical circumstance to be an extremely remote possibility and accordingly, this required disclosure is not an indication of expected loss. The amounts under non-investment grade represent the notional amounts of those credit derivatives on which we have a higher risk of being required to perform under the terms of the credit derivative and are a function of the underlying assets.
We consider the risk of performance to be high if the underlying assets under the credit derivative have an external rating that is below investment grade or an internal credit default grade that is equivalent thereto. We believe the net protection sold, which is representative of the net notional amount of protection sold and purchased with identical underlyings, in combination with other protection purchased, is more representative of our exposure to loss than either non-investment grade or protection sold. Other protection purchased represents additional protection, which may offset the exposure to loss for protection sold, that was not purchased with an identical underlying of the protection sold.

Credit-Risk Contingent Features
Certain of our derivative contracts contain provisions whereby if the credit rating of our debt were to be downgraded by certain major credit rating agencies, the counterparty could demand additional collateral or require termination or replacement of derivative instruments in a net liability position. The aggregate fair value of all derivative instruments with such credit-risk-related contingent features that are in a net liability position was $12.8 billion at December 31, 2016, and $12.3 billion at December 31, 2015, respectively, for which we posted $8.9 billion and $8.8 billion, respectively, in collateral in the normal course of business. If the credit rating of our debt had been downgraded below investment grade, which is the credit-risk-related contingent feature that if triggered requires the maximum amount of collateral to be posted, on December 31, 2016, or December 31, 2015, we would have been required to post additional collateral of $4.0 billion or $3.6 billion, respectively, or potentially settle the contract in an amount equal to its fair value. Some contracts require that we provide more collateral than the fair value of derivatives that are in a net liability position if a downgrade occurs.

Counterparty Credit Risk
By using derivatives, we are exposed to counterparty credit risk if counterparties to the derivative contracts do not perform as expected. If a counterparty fails to perform, our counterparty credit risk is equal to the amount reported as a derivative asset on our balance sheet. The amounts reported as a derivative asset are derivative contracts in a gain position, and to the extent subject to legally enforceable master netting arrangements, net of derivatives in a loss position with the same counterparty and cash collateral received. We minimize counterparty credit risk through credit approvals, limits, monitoring procedures, executing master netting arrangements and obtaining collateral, where appropriate. To the extent the master netting arrangements and other criteria meet the applicable requirements, including determining the legal enforceability of the arrangement, it is our policy to present derivative balances and related cash collateral amounts net on the balance sheet. We incorporate credit valuation adjustments (CVA) to reflect counterparty credit risk in determining the fair value of our derivatives. Such adjustments, which consider the effects of enforceable master netting agreements and collateral arrangements, reflect market-based views of the credit quality of each counterparty. Our CVA calculation is determined based on observed credit spreads in the credit default swap market and indices indicative of the credit quality of the counterparties to our derivatives.